UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 6, 2020, we issued 1,630,434 restricted shares of common stock to an investor for the purchase price of $750,000. The investor, Maverick Oil & Gas Corporation, is the operator for our Orogrande Project. Our subsidiary Hudspeth Oil Corporation owed the investor in excess of $750,000 on unpaid balances and cost overruns on work performed on the Orogrande Project, which amount is due and payable now. The investor agreed to exchange $750,000 in accounts receivable owed to it by Hudspeth Oil as consideration for the purchase of the common stock. Under the terms of the sale, we provided registration rights to the investor.

On April 29, 2020, we issued 142,857 restricted shared of common stock to a consultant as consideration for $60,000 in investor relations services.

As previously reported in our Form 8-K filed on March 10, 2020, in connection with the conversion of then outstanding 16% Series C Unsecured Convertible Promissory Notes, on March 9, 2020 we issued the noteholders warrants to purchase a total of 750,000 restricted shares of our common stock. The warrants have a term of five years and an exercise price of $0.70 per share.

On February 24, 2020, we issued a warrant to purchase 215,000 restricted shares of our common stock to a consultant as consideration for providing market research and analysis services. The warrant has a term of five years and an exercise price of $0.70 per share.

All of the above sales of securities were sold under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. The issuances of securities did not involve a “public offering” based upon the following factors: (i) the issuances of securities were isolated private transactions; (ii) a limited number of securities were issued to a limited number of purchasers; (iii) there were no public solicitations; (iv) the investment intent of the purchasers; and (v) the restriction on transferability of the securities issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: May 11, 2020	By: /s/ John A. Brda
John A. Brda
President

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